UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
    (AS PERMITTED BY RULE 14A-6(E)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         GARTMORE MUTUAL FUNDS II, INC.
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1)   Title of each class of securities to which transaction applies:
    ____________________________________________________________________________

    2)   Aggregate number of securities to which transaction applies:
    ____________________________________________________________________________

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):
    ____________________________________________________________________________

    4)   Proposed maximum aggregate value of transaction:
    ____________________________________________________________________________

    5)   Total fee paid:
    ____________________________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount Previously Paid:
    ____________________________________________________________________________

    2)   Form, Schedule or Registration Statement No.:
    ____________________________________________________________________________

    3)   Filing Party:
    ____________________________________________________________________________

    4)   Date Filed:
    ____________________________________________________________________________

                         GARTMORE MUTUAL FUNDS II, INC.

                                                                October 20, 2005

DEAR SHAREHOLDERS:

We are pleased to enclose the notice and proxy statement for a Special Meeting of Shareholders (the "Meeting") of Gartmore Mutual Funds II, Inc. (the "Company") to be held on Wednesday, November 30, 2005, at the offices of Gartmore Separate Accounts LLC, 94 North Broadway, Irvington, New York at 10:00 a.m., Eastern time. Stockholders of record as of the close of business on October 14, 2005 are entitled to vote at the meeting or any adjournment thereof.

The Company's Board of Directors has called the Meeting to ask the Company's shareholders to approve a proposed plan to liquidate and dissolve the Fund pursuant to the Plan of Dissolution and Liquidation (the "Plan") adopted by the Board of Directors. The Board of Directors has determined that it is in the best interests of the Company and its shareholders to liquidate because the net assets of the Gartmore Focus Fund (the "Fund"), the only outstanding series of the Company, have decreased to a level whereby the Fund is now too small to remain economically viable. The decrease in assets has resulted in the Fund's annual total expense ratio (without giving effect to the expense cap) to rise significantly. The Fund has not been able to attract new investors or to otherwise increase its net asset level, which has resulted in the operating expense ratios for each class of the Fund's shares to remain relatively high. Fund management does not foresee the likelihood of attracting and retaining sufficient assets to result in a significant decrease in these operating expense ratios.

After careful consideration, the Board of Directors, including the directors who are not "interested persons" of the Company or the Fund, approved this proposal and recommends that shareholders of the Fund vote "FOR" this proposal. The Company will only enter into the Plan if the requisite approval is received from the shareholders.

Whether or not you intend to attend the Meeting, your vote is needed. If you do not plan to be present at the Meeting, you can vote by completing, signing and returning the enclosed proxy card promptly or by using the Internet (WWW.PROXYVOTE.COM) or telephone ((800)-690-6903). We urge you to review the enclosed materials for all the details for the proposal described above. It is very important that you complete and return the enclosed proxy card.

We have designed the following questions and answers regarding the approval of the proposed Plan to provide information to help you to cast your votes. These questions and answers serve as a supplement to, not a substitute for, the proxy statement, which we urge you to review carefully.

Please feel free to contact (800) 711-6270 with any questions you may have regarding the voting of your shares. If we have not received your proxy card prior to the date of the Meeting, you may receive a telephone call from a representative of the Fund encouraging you to exercise your right to vote. As always, we thank you for your confidence and support.

                                          Sincerely,

                                          Mark P. Bronzo
                                          Chairman, President, Secretary and CEO
                                          Gartmore Mutual Funds II, Inc.

                               QUESTIONS & ANSWERS

Q:   WHY IS A SPECIAL MEETING BEING HELD?

A: A Special Meeting is being held because the Board determined that it would be in the best interest of the Company and the Company's shareholders to liquidate and dissolve the Company.

Q:   WHAT PROPOSAL WILL BE VOTED ON?

     Shareholders of the Company are being asked to approve a proposed Plan of Dissolution and Liquidation with regard to the Company.

Q:   WILL MY VOTE MAKE A DIFFERENCE?

A: YES! Your vote is important and will make a difference in the governance of the Fund, no matter how many shares you own.

Q:   WHO IS ASKING FOR YOUR VOTE?

A: The enclosed proxy is solicited by the Board of Directors of the Company for use at the Meeting to be held on November 30, 2005, and, if the Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Special Meeting. The Notice of Special Meeting, the proxy and this Proxy Statement are being mailed on or about October 21, 2005.

Q:   WHO IS ELIGIBLE TO VOTE?

A: Shareholders of record of the Company at the close of business on October 14, 2005 are entitled to be present and to vote at the Meeting or any adjourned or postponed meeting.

     Each shareholder, with all four classes voting as a single class, is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. Shares represented by duly executed proxies will be voted in accordance with your instructions. If you sign the proxy, but don't fill in a vote, your shares will be voted "FOR" the Proposal. If any other business is properly brought before the Meeting, your shares will be voted by the proxy holders in their discretion.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Shareholders may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Company by delivering a subsequently dated proxy or by attending and voting at the Meeting.

     Shareholders may also vote on the Internet (WWW.PROXYVOTE.COM) or by telephone (1-800-690-6903).

Q:   HOW MANY SHARES OF THE COMPANY WERE OUTSTANDING AS OF THE RECORD DATE?

A: At the close of business on October 14, 2005, there were 1,102,625.437 Class A shares, 37,242.425 Class B shares, 221,114.539 Class C shares and
     173.263 Institutional Class shares of the Fund's common stock outstanding for a total of 1,361,155.664 shares outstanding.

Q:   HOW DOES THE BOARD RECOMMEND THAT I VOTE?

A:   The Board unanimously recommends that you vote "FOR" the Proposal.

Q:   WHERE SHOULD I CALL IF I HAVE QUESTIONS?

A: Call (800) 711-6270 with any questions you may have regarding the voting of your shares.

                         GARTMORE MUTUAL FUNDS II, INC.

                                94 North Broadway
                               Irvington, NY 10533

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                                                October 20, 2005

TO THE SHAREHOLDERS:

Notice is hereby given that a Special Meeting of the Shareholders (the "Meeting") of the Gartmore Focus Fund (the "Fund"), a portfolio of Gartmore Mutual Funds II, Inc. (the "Company") will be held at the offices of Gartmore Separate Accounts LLC, 94 North Broadway, Irvington, New York, on November 30, 2005, at 10:00 a.m., Eastern time, for the purposes of considering and voting upon:

     1. Approval of a proposed plan to liquidate and dissolve the Company pursuant to the Plan of Dissolution and Liquidation adopted by the Board of Directors of the Company (Proposal 1).

     2.  Any other business that may properly come before the Meeting.

THE BOARD OF DIRECTORS OF THE COMPANY, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" OF THE COMPANY AND THE FUND, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 1.

The Board of Directors has fixed the close of business on October 14, 2005 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

Whether or not you intend to attend the Meeting, you may vote by proxy by (1) signing and returning your proxy card in the enclosed postage-paid envelope, (2) using the Internet (WWW.PROXYVOTE.COM) or (3) telephone ((800)-690-6903). We urge you to review the enclosed materials for all the details for the proposal described above. It is very important that you complete and return the enclosed proxy card.

Please feel free to contact (800) 711-6270 to answer any questions you may have regarding the voting of your shares. If we have not received your proxy card prior to the date of the Meeting, you may receive a telephone call from a representative of the Fund encouraging you to exercise your right to vote.

                                        By Order of the Board of Directors,


                                        Mark P. Bronzo
                                        Chairman, President, Secretary and CEO
                                        Gartmore Mutual Funds II, Inc.

           PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE
                POSTAGE-PAID ENVELOPE. YOUR VOTE IS IMPORTANT NO
                         MATTER HOW MANY SHARES YOU OWN.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you. These rules may help to avoid time and expense that would be incurred by the Fund to validate your vote if you fail to properly sign your proxy card.

     1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.
     2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
     3. OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                                  REGISTRATION


CORPORATE ACCOUNTS                           VALID SIGNATURE
(1)  ABC Corp.............................   ABC Corp. (by John Doe, Treasurer)
(2)  ABC Corp.............................   John Doe, Treasurer
(3)  ABC Corp. c/o John Doe, Treasurer....   John Doe
(4)  ABC Corp. Profit Sharing Plan........   John Doe, Trustee

TRUST ACCOUNTS
(1)  ABC Trust............................   Jane B. Doe, Trustee
(2)  Jane B. Doe, Trustee u/t/d 12/28/78..   Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS
(1)  John B. Smith, Cust.
     f/b/o John B. Smith, Jr. UGMA........   John B. Smith
(2)  John B. Smith........................   John B. Smith, Jr., Executor

                         GARTMORE MUTUAL FUNDS II, INC.

                                94 North Broadway
                               Irvington, NY 10533

                              ---------------------
                                 PROXY STATEMENT
                              ---------------------

INTRODUCTION

This proxy statement is furnished in connection with a solicitation by the Board of Directors of Gartmore Mutual Funds II, Inc. (the "Company") of proxies to be used at a Special Meeting of Shareholders (the "Meeting") of the Company to be held at the offices of Gartmore Separate Accounts LLC, 94 North Broadway, Irvington, New York, on Wednesday, November 30, 2005, at 10:00 a.m., Eastern time (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This proxy statement and the accompanying form of proxy are first being mailed to shareholders on or about October 21, 2005.

ANY SHAREHOLDER MAY REQUEST AN ADDITIONAL COPY OF THE COMPANY'S ANNUAL REPORT CONTAINING FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED JUNE 30, 2005, FREE OF CHARGE, BY CONTACTING GARTMORE SEPARATE ACCOUNTS LLC ("GSA") AT THE ADDRESS LISTED BELOW OR BY CALLING (800) 711-6270. Only one annual report or proxy statement, as applicable, will be delivered to multiple shareholders sharing an address unless we receive contrary instructions from one or more of the shareholders. We will deliver promptly, upon written or oral request, a separate copy of the annual report or proxy statement, as applicable, to a shareholder at a shared address to which a single copy of the annual report or proxy statement, as applicable, is delivered. If you would like to receive a separate annual report or proxy statement, contact GSA at the address listed below or by calling
(800) 711-6270.

At the Meeting, shareholders will be asked to approve a proposal to liquidate and dissolve the Company as set forth in the Plan of Dissolution and Liquidation (the "Plan") adopted by the Board of Directors of the Company on September 9, 2005. Shareholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Company at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the Approval of the Plan (the "Proposal"). The close of business on October 14, 2005 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. On the record date there were 1,102,625.437 Class A shares, 37,242.425 Class B shares, 221,114.539 Class C shares and 173.263 Institutional Class shares of the Gartmore Focus Fund (the "Fund"), the only series of the Company outstanding, for a total of 1,361,155.664 shares outstanding. Each shareholder, with all four classes voting as a single class, is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held.

In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may, without further notice, propose one or more adjournments of the Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies, which they are entitled to vote FOR or AGAINST any such proposal at their discretion. Under the charter of the Company, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of common stock of the Company entitled to vote at the Meeting.

For purposes of the vote on the Plan, abstentions and broker non-votes will have the same effect as a vote against the Plan, but will be counted toward the presence of a quorum.

Shareholders who plan on attending the Meeting will be required to provide valid identification in order to gain admission.

PROPOSAL: APPROVAL OF PLAN OF DISSOLUTION AND LIQUIDATION

BACKGROUND

The Fund is a non-diversified, open-end management investment company that commenced investment operations on July 27, 1999. The Fund is the only portfolio of the Company. The investment objective of the Fund is to seek long-term growth of capital by investing in large cap stocks selected for their growth potential. Gartmore Mutual Fund Capital Trust ("GMFCT"), whose principal business address is 1200 River Road, Conshohocken, Pennsylvania 19428, is the Fund's investment adviser. Gartmore Separate Accounts LLC ("GSA"), whose principal business address is 94 North Broadway, Irvington, New York 10533, is the Fund's subadviser. GMFCT selected GSA as the subadviser to manage the Fund's portfolio on a day-to-day basis. GMFCT and GSA are each registered as investment advisers under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

On May 12, 2003 Gartmore Global Investments ("Gartmore") acquired the asset management business of Groupama Asset Management, N.A. ("GAMNA"), the then-current investment adviser of the Fund and the predecessor of GSA, pursuant to a Stock Purchase Agreement, dated February 26, 2003, by and among Gartmore SA Capital Trust, Finama Asset Management N.A., GAMNA, Mark P. Bronzo, Joseph C. O'Connor and Daniel W. Portanova. After approval of the new advisory agreements by the shareholders on August 15, 2003, GMFCT became the investment adviser and GSA became the subadviser for the Fund.

REASONS FOR DISSOLUTION AND LIQUIDATION

The Fund commenced operations in July 1999. As of September 30, 1999, the Fund had approximately $64 million in net assets and grew to approximately $165 million in net assets during the third quarter of 2000. However, since this peak, the Fund's assets have continued to decline in value to an asset size of approximately $9 million in net assets as of August 31, 2005. During the first quarter of 2005, the former parent of GSA and its affiliates redeemed their shares in the Fund, which represented approximately 64% of the total shares then outstanding. As a result of this redemption, the Fund's net assets decreased to approximately $12 million as of March 31, 2005 and the Fund's expense ratios were increased for all four classes of shares.

Because the Fund has not been able to attract new investors or to otherwise increase its net asset level, the operating expense ratio for each class of the Fund's shares has remained relatively high. As of June 30, 2005, the Fund's operating expense ratios for Class A, Class B, Class C and Institutional Class shares were 2.18%, 3.16%, 2.52% and 2.42%, respectively, before waivers and reimbursement. The Fund has attracted limited in-flows in the last two years. Sales in 2004 and from January 2005 through July 2005 were $997,482 and $196,457, respectively, while redemptions were $3.5 million and $24 million, respectively. Fund management does not foresee the likelihood of attracting and retaining sufficient assets to result in a significant decrease in these operating expense ratios.

GMFCT and GSA have been capping the Fund's total expenses by waiving a portion of their respective advisory fee and/or reimbursing some of the Fund's expenses since it became the Fund's investment adviser and GAMNA, the Fund's previous investment, had done so since inception. The decrease in assets has resulted in the Fund's annual total expense ratio (without giving effect to the expense cap) to rise significantly. This has in turn required GMFCT and GSA to increase their subsidization of the Fund. GMFCT and GSA do not believe that the Fund's expense ratio will continue to be competitive with similar funds currently offered in the market to investors unless they continue to contractually cap the Fund's expenses for the foreseeable future. There are no assurances that GMFCT and GSA will continue the contractual expense waiver indefinitely if the liquidation proposal is not approved.

The Board of Directors regularly has discussed the Fund's long-term viability in light of its small and decreasing size and has sought to replace the assets withdrawn from its prior parent and other ways to increase the assets of the Fund, including seeking to improve performance and strategies to increase the Fund's distribution channels. In the past, the Board also has explored other alternatives, including merging the Fund with another investment company advised by Gartmore. The Board sought to determine whether a merger or transfer of assets would be possible, and if so, whether it would produce desirable results for shareholders. GMFCT and GSA reviewed current market conditions, the similarities between the Fund and other open-end and closed-end registered investment companies managed by Gartmore and its affiliates, the relatively small size of the Fund, the time, effort and expense required to effect a transaction, and the related implications for shareholders of such a transaction. The Board also considered the costs involved in the dissolution and liquidation of the Fund relative to these costs. At a Board meeting held on September 9, 2005, GMFCT and GSA advised the Board that it believed the Fund's declining asset level and resulting rise in gross expense ratio had created unfavorable economies of scale and that the Fund could no longer remain economically viable. Therefore, GMFCT and GSA recommended the liquidation of the Fund to the Board. In addition, a majority of the Board of Directors also met on September 26 and 29, 2005 to further discuss the Plan and related matters and ratified the actions of the September 9, 2005 meeting.

The Board analyzed the pattern of decreasing Fund assets, the historical performance record of the Fund and the negative impact that its continuing small asset size and higher expense ratio would likely have on Fund performance and its ability to attract assets going forward. The Board carefully evaluated the information provided by GMFCT and GSA, and was advised that Fund shareholders would not bear any of the expenses associated with liquidating the Fund. The independent directors also met separately with the Fund's legal counsel to discuss the proposal and any alternatives in detail.

Following its deliberation, based upon the foregoing considerations, among others, the Board of Directors, including all of the Directors who are not "interested persons" of the Fund (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")), determined that the dissolution and liquidation of the Fund pursuant to the terms of the Plan is advisable and in the best interests of the Fund and its shareholders and approved the orderly liquidation of the Fund. The Board of Directors, including all of the Directors who are not "interested persons" of the Company or the Fund, also adopted the Plan and directed that the Plan be submitted for consideration by the Fund's shareholders. A copy of the Plan is attached hereto as Exhibit A.

The Plan provides for the liquidation of the Fund's assets and the distribution to the Fund's shareholders, of all of the proceeds of the liquidation. Shareholder approval of the Fund's dissolution and liquidation is required before it can be dissolved and liquidated. If the Proposal is approved by the shareholders of the Fund, the Fund currently anticipates that the net proceeds from the liquidation of the Fund's portfolio and other assets of the Fund, if any (after deduction for amounts estimated to be necessary to satisfy the debts and liabilities of the Fund), will be paid to shareholders pro rata, in cash within 30 days after shareholder approval of the liquidation. For further discussion, see "Material Federal Tax Consequences" below. If the Directors are unable to make distributions to all of the Fund's shareholders because of an inability to locate shareholders to whom distributions are payable, the Directors may create, in the name and on behalf of the Fund, a trust with a financial institution and, subject to applicable abandoned property laws, deposit any of the Fund's remaining assets in such trust for the benefit of the shareholders that cannot be located. The expenses of such trust shall be charged against the assets therein.

The Directors approved the Plan and recommend that the Fund's shareholders approve the Plan on the basis of the following considerations, among others:

     o The assets of the Fund have been declining since the inception of the Fund, leaving the Fund too small to be economically viable;

     o The Fund's expense ratio would be higher if not for the continued fee waivers and expense reimbursements by GMFCT and GSA;

     o Shareholders may continue to redeem shares (therefore, the Fund slowly would liquidate itself);

     o As the Fund gets smaller, investment flexibility and options are more limited;

     o Prior to liquidation shareholders may exchange their shares of the Fund for shares of other funds in the Gartmore family of funds in the manner set forth in the Fund's current prospectus; and

     o Possible alternatives to liquidation are difficult in the current circumstances and may not be advantageous to the Fund or its shareholders.

In reaching its decision to recommend approval of the Plan, the Board did not identify any single factor as being of paramount importance. Based upon its review, the Board determined that it would be in the best interests of the Fund and its shareholders to promptly dissolve and liquidate the Fund in accordance with the Plan. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board unanimously recommends approval of the Plan by the Fund's shareholders.

If (a) the Plan is approved by the requisite shareholder vote and (b) any claims pending against the Company prior to the effective date of the Plan are resolved satisfactorily in the sole discretion of the Board of Directors, the Fund's assets will be liquidated at market prices and on such terms and conditions as determined to be reasonable and in the best interests of the Fund and its shareholders in light of the circumstances in which they are sold, and the Company shall file Articles of Dissolution with the State of Maryland. As of the date of this Proxy Statement, there are no claims pending against the Company or its Board of Directors.

Prior to shareholder approval of the Plan, the Fund will continue to invest its assets in accordance with its current investment objective and policies. However, the Fund will likely hold a larger portion of its assets in cash, cash equivalents or U.S. government obligations in order to meet increased anticipated redemptions. The Fund's net asset value on September 30, 2005 was $6.06 for Class A shares, $6.03 for Class B shares, $5.97 for Class C shares and $6.07 for Institutional Class shares outstanding. At such date, the Fund had outstanding 1,102,391 Class A shares, 40,884 Class B shares, 231,546 Class C shares and 171 Institutional Class shares. The amounts to be distributed to shareholders of the Fund upon liquidation will be reduced by the expenses of the Fund in connection with the liquidation and portfolio transaction costs. Shareholders holding Class B or Class C shares will not pay any contingent deferred sales charges to which they might otherwise be subject if they hold their shares until liquidation. Shareholders also will not be assessed the redemption fee for exchanging or redeeming their Fund shares.

Prior to the Fund's dissolution and liquidation, shareholders will be entitled to exchange their shares for shares of other funds in the Gartmore family of funds in the manner set forth in the Fund's current prospectus. Shareholder's interested in investing in the Gartmore funds should obtain and read carefully the current prospectuses for those funds, which contain information about the funds' investment objectives, risks, strategies, charges and expenses. A prospectus of any of the Gartmore funds may be obtained by calling Gartmore Funds at (800) 848-0920 or by logging on to the Gartmore funds' web site, http://www.gartmorefunds.com/fundinfo/prospectuses. Shareholders should be aware that exchanges of Fund shares are considered taxable events and should consult their tax advisor.

In the event that a majority (as defined in the 1940 Act) of the outstanding shares of capital stock of the Fund are not voted in favor of the Plan, with the result that the Plan is not approved, the Fund will continue to exist as a registered investment company in accordance with its stated investment objective and policies. In the event the Plan is not approved, the Board of Directors presently intends to meet to consider what, if any, steps to take in the best interests of the Fund and its shareholders including the possibility of resubmitting the Plan or another plan of dissolution and liquidation to shareholders for future consideration.

SUMMARY OF PLAN OF DISSOLUTION AND LIQUIDATION

THE FOLLOWING SUMMARY DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT IN ALL MATERIAL RESPECTS TO THE PROVISIONS OF, AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO, THE PLAN WHICH IS ATTACHED HERETO AS EXHIBIT A. SHAREHOLDERS ARE URGED TO READ THE PLAN IN ITS ENTIRETY.

TERMS OF THE PLAN

The Plan shall become effective with respect to the Company after the date of adoption and approval by the shareholders of the Fund and the satisfactory resolution in the sole discretion of the Board of Directors of any and all claims pending against the Company and the Board of Directors (the "Effective Date"). On the Effective Date, the Company will: (i) cease to invest its assets in accordance with its investment objective and will sell any assets it owns in order to convert its assets to cash or cash equivalents, PROVIDED that the Board of Directors may authorize the commencement of the sale of portfolio securities and the investment of the proceeds of such sale in investment grade short-term debt as soon as the shareholders adopt and approve the Plan; (ii) not engage in any business activities except for the purposes of winding up its business and affairs, marshalling and preserving the value of its assets and distributing its assets to shareholders after the payment to (or reservation of assets for payment to) all creditors; (iii) be dissolved in accordance with the Plan and the laws of the State of Maryland and the Company's charter and By-Laws; and
(iv) file Articles of Dissolution with the State of Maryland.

CLOSING OF BOOKS AND RESTRICTION ON TRANSFER OF SHARES.

The proportionate interests of shareholders in the assets of the Fund will be fixed on the basis of their holdings on the Effective Date. On such date, the books of the Company will be closed. Thereafter, unless the books of the Company are reopened because the Plan cannot be carried into effect under the laws of the State of Maryland or otherwise, the shareholders' respective interests in the Fund's assets shall not be transferable.

LIQUIDATION DISTRIBUTION

On December 1, 2005, or as soon as practical thereafter, the Company will mail to each shareholder of record of the Fund on that date a liquidating distribution, which will be in cash equal to the shareholder's proportionate interest in the net assets of the Fund (after giving effect to amounts considered necessary to satisfy the Fund's liabilities). For further discussion, see "Material Federal Tax Consequences" below.

EXPENSES OF DISSOLUTION AND LIQUIDATION

All of the expenses incurred by the Company in carrying out the Plan will be borne by GMFCT or one of its affiliates.

IMPLEMENTATION

The Plan provides that the Board of Directors may take such actions as are necessary to effectuate the Plan, and that the Board of Directors shall have the authority to authorize such amendments of the provisions of the Plan as may be necessary or appropriate (i) to marshal the assets of the Company; (ii) to effect the dissolution, complete the liquidation and terminate the existence of the Company; (iii) to distribute the net assets of the Fund to shareholders and
(iv) to effect the purposes to be accomplished by the Plan in accordance with the laws of the State of Maryland. In addition, the Board of Directors may abandon the Plan prior to the filing of Articles of Dissolution with the State Department of Assessments and Taxation of Maryland if the Board of Directors determines that such abandonment would be advisable and in the best interests of the Fund and its shareholders. However, it is the Board of Directors' current intention to liquidate and dissolve the Company as soon as practicable following shareholder approval of the Plan.

MATERIAL FEDERAL TAX CONSEQUENCES

The following is a general discussion of certain material U.S. federal income tax considerations to U.S. shareholders resulting from the liquidation of the Fund. This discussion is based on current U.S. federal income tax laws, which are subject to change, possibly with retroactive effect. The Fund has not sought a ruling from the Internal Revenue Service ("IRS") with respect to this liquidation and dissolution. The statements below are, therefore, not binding upon the IRS, and there can be no assurance that the IRS will concur with this summary or that the tax consequences to any shareholder upon receipt of a liquidation distribution will be as set forth below.

This discussion is for general information only and does not address all of the U.S. federal income tax considerations that may be relevant to specific U.S. shareholders in light of their particular circumstances or to U.S. shareholders subject to special treatment under U.S. federal income tax law (such as financial institutions, insurance companies, tax-exempt entities, broker-dealers, pension plans or persons that have a "functional currency" other than the U.S. dollar). This discussion does not address any U.S. state or local tax considerations or alternative minimum tax considerations. Implementing the Plan may impose unanticipated tax consequences on shareholders and affect shareholders differently, depending on their particular tax situations independent of the Plan.

If its shareholders approve the Plan, the Fund will sell its assets and distribute the proceeds and any income to shareholders. If the Fund were liquidated on September 30, 2005, the Fund would have experienced a net realized capital gain of approximately $830,854, including $830,854 of short-term capital gain. The Fund has been advised that at September 30 there were limited capital loss carryforwards of approximately $166,106 available to offset capital gains incurred in connection with liquidating the Fund. Whether the Fund will have a net realized capital gain (or loss) on the liquidation date will depend on market conditions and redemption activity during the solicitation and liquidation period. As a result, the actual net realized capital gain amount may be different than the above amount. A spillback dividend for the Fund's prior fiscal year ended June 30, 2005 of $113,418 of realized long-term capital gains was distributed to shareholders on September 30, 2005.

The Fund anticipates that it will retain its qualification for treatment as a regulated investment company during the liquidation period and will make all required distributions so that it will not be taxed on the Fund's net gain, if any, realized from the sale of its assets. The Fund may, if eligible, treat all or a portion of the amounts to be distributed as having been paid out as part of the liquidating distribution made to the Fund's shareholders in complete liquidation of the Fund.

If necessary, the Fund shall, by the liquidation date, have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Fund's shareholders all of the Fund's investment company taxable income for the taxable years ending at or prior to the liquidation date (computed without regard to any deduction for dividends paid), and all of the Fund's net capital gains, if any, realized in the taxable years ending at or prior to the liquidation date (after reduction for any capital loss carry-forward) and any additional amounts necessary to avoid any income or excise tax for such periods. Alternatively, the Fund may, if eligible, treat all or a portion of such amounts required to be distributed as an income dividend or capital gain distribution on account of the Fund's final taxable year as having been paid out as a part of the liquidation distributions made to the Fund's shareholders in complete liquidation of the Fund. As described in the next paragraph, any such liquidation distributions (in lieu of an income dividend or capital gain distribution) would be treated by Fund shareholders as received in a sale or exchange of their Fund shares. Within 60 days after the close of the Fund's final taxable year, the Fund will notify shareholders as to the portion, if any, of the amounts distributed in liquidation that constitutes a capital gain distribution and that constitutes an income dividend, if any, for federal income tax purposes.

A U.S. shareholder who receives a liquidating distribution will be treated as having received the liquidating distribution in exchange for its shares of the Fund. Liquidating distributions will first be a tax-free recovery and reduction of adjusted basis of a U.S. shareholder's shares to the extent thereof and then will be treated as a gain. If a U.S. shareholder does not recover all of its adjusted basis, such U.S. shareholder will recognize a loss. If a U.S. shareholders holds shares as capital assets, the gain or loss will be characterized as a capital gain or loss. If the shares have been held for more than one year, any such gain will be treated as long-term capital gain, taxable to individual U.S. shareholders at a maximum federal tax rate of 15%, and any such loss will be treated as long-term capital loss and subject to limitations. Notwithstanding the foregoing, any loss realized by a U.S. shareholder with respect with respect to shares of the Fund held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends with respect to such shares.

Short-term capital gains are taxed to non-corporate shareholders at the graduated income tax rates applicable to ordinary income except to the extent designated by the Fund as distributions from qualified dividend income subject to a maximum federal rate of 15%. All income recognized by a corporate shareholder pursuant to the liquidation of the Fund, regardless of its character as capital gains or ordinary income, will be subject to tax at the regular graduated federal corporate income tax rates.

U.S. shareholders should also be aware that liquidating distributions may be subject to a 28% backup withholding tax unless the U.S. shareholder is an entity exempt from withholding (including corporations, tax-exempt corporations and certain qualified nominees), or provides its taxpayer information number ("TIN") and certifies on a properly completed IRS Form W-9 or other substitute form that no loss of exemption from backup withholding has occurred. Backup withholding tax is not an additional tax and may be credited against a taxpayer's federal income tax liability.

An individual, corporation, estate or trust that is not a U.S. shareholder (a "non-U.S. shareholder") generally will not be subject to U.S. federal income tax on any gain realized in connection with the liquidation of the Fund, provided that the gain is not effectively connected with the non-U.S. shareholder's conduct of a U.S. trade or business. However, any income dividends paid to non-U.S. shareholders in connection with the liquidation of the Fund may be subject to U.S. withholding tax. Special tax certification rules apply to non-U.S. shareholders to avoid backup withholding.

A U.S. shareholder will have the same tax consequences, whether or not he reinvests the proceeds received from the liquidating distribution in other Gartmore funds.

EACH SHAREHOLDER IS URGED TO CONSULT THEIR TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE LIQUIDATION OF THE FUND.

INDIVIDUAL RETIREMENT ACCOUNTS

The receipt of a liquidation distribution by an individual retirement account ("IRA") that holds shares will not be taxable to the IRA owner for federal income tax purposes. If, under the terms of the IRA, the liquidation distribution must be distributed to the IRA owner, however, the distribution would be taxable for federal income tax purposes and, if the owner has not attained age 59 1/2, generally also would be subject to an additional 10% early withdrawal tax. Nonetheless, in such a circumstance, a taxable event may be avoided: (i) by exchanging that portion of the IRA account balance before this balance is distributed directly to another Gartmore mutual fund; (ii) by transferring that portion of the IRA account balance before this balance is distributed directly to another IRA custodian or trustee; or (iii) by rolling over the distribution within 60 days of the date of the distribution to another IRA. An IRA may be rolled over only once in any one-year period; therefore, a rollover (as described in (iii) above) will not be an available alternative if the IRA owner rolled over an earlier distribution from the IRA at any time within the one-year period preceding the date of the distribution. There are many rules governing IRAs and the transfer and rollover of IRA assets. In addition, tax results may vary depending on the status of the IRA owner. Owners of IRAs that will receive liquidation distributions, therefore, should consult with their own tax advisers concerning the consequences of the liquidation distribution in advance of the liquidation distribution.

IMPACT OF THE PLAN ON THE FUND'S STATUS UNDER THE INVESTMENT COMPANY ACT

On the Effective Date, the Fund will cease doing business as a registered investment company and, as soon as practicable, will apply for de-registration under the 1940 Act. It is expected that the Securities and Exchange Commission will issue an order approving the deregistration of the Fund if the Fund is no longer doing business as an investment company. Accordingly, the Plan provides for the eventual cessation of the Fund's activities as an investment company and its de-registration under the 1940 Act, and a vote in favor of the Plan will constitute a vote in favor of such a course of action.

Until the Fund's withdrawal as an investment company becomes effective, the Fund will continue to be subject to and will comply with the 1940 Act.

PROCEDURE FOR DISSOLUTION UNDER MARYLAND LAW

After the Effective Date, pursuant to the Maryland General Corporation Law and the Company's charter and By-Laws, if at least a majority (as defined in the 1940 Act) of the Company's aggregate outstanding shares of capital stock are voted in favor of the proposed dissolution and liquidation of the Company, Articles of Dissolution stating that the dissolution has been authorized will in due course be executed, acknowledged and filed with the State Department of Assessments and Taxation of Maryland, and will become effective in accordance with such law. Upon the effective date of such Articles of Dissolution, the Company will be legally dissolved, but thereafter the Company will continue to exist for the purpose of paying, satisfying, and discharging any existing debts or obligations, collecting and distributing its assets, and doing all other acts required to liquidate and wind up its business and affairs, but not for the purpose of continuing the business for which the Company was organized. After the acceptance of the Articles of Dissolution, the Board of Directors shall continue to direct the business and affairs of the Company, but solely for the purpose of liquidating and winding up the affairs of the Company, unless a court appoints a receiver.

APPRAISAL RIGHTS

Shareholders will not be entitled to appraisal rights under Maryland law in connection with the Plan.

REQUIRED VOTE

Pursuant to the charter and the Maryland General Corporation Law, approval of the Plan requires the affirmative vote of the holders of at least a majority (as determined by the 1940 Act) of the outstanding shares of capital stock of the Company, voting together as a single class. Thus, the approval of the Plan will require the affirmative vote of a "majority of the outstanding voting securities" of the Company, which means the affirmative vote of the lesser of
(a) 67% or more of the shares of the Company entitled to vote thereon present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding shares of the Company entitled to vote thereon are present or represented by proxy, or (b) more than 50% of the total outstanding shares of the Company entitled to vote thereon. For this purpose, abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes but not voting and will have the same effect as votes cast against the Proposal.

Unless a contrary specification is made, the accompanying proxy will be voted FOR approval of the Plan.

THE DIRECTORS OF THE COMPANY, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" (AS DEFINED IN THE 1940 ACT) OF THE COMPANY, GMFCT, GSA AND THEIR AFFILIATES, UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THE PLAN.

                             ADDITIONAL INFORMATION

BOARD OF DIRECTORS OF THE COMPANY

Currently the Board is comprised of four individuals, one of which, Mark P. Bronzo, is considered an "interested person" as defined under the 1940 Act. The Board generally meets at least quarterly to review the investment performance of the Fund and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. The Board of Directors met six times during the fiscal year ended June 30, 2005. Each director attended at least 75% of the meetings of the Board or the committee of the Board on which he served.

PRINCIPAL SHAREHOLDERS

As of October 14, 2005, to the Company's knowledge, the following are the only persons who had record or beneficial ownership of more than 5% of the outstanding shares of any class of the Fund:

NAME AND ADDRESS OF SHAREHOLDER              TITLE OF CLASS  NUMBER OF SHARES         PERCENTAGE OF CLASS/FUND
-------------------------------              --------------  ----------------         ------------------------
Rampart Insurance Company                          A               506,805.776        45.96% of Class A; 37.33%
199 Water Street, Floor 20                                                                   of the Fund
New York, NY 10038-3526

Prudential Investment Management Service           A               315,062.296        28.57% of Class A; 23.21%
100 Mulberry Street                                                                          of the Fund
Mail Stop NJ 05-11-20
Newark, NJ 07102

Stephen J. Norton                                  A               57,728.781          5.24% of Class A; 4.25%
116 Melody Drive                                                                             of the Fund
Metairie, LA 70001-3014

Citigroup Global Markets Inc.                      B               11,983.289         32.18% of Class B; 14.38%
333 West 34th Floor, Street 3rd                                                              of the Fund
New York, NY 10001

First Clearing, LLC                                B               12,286.283          32.99% of Class B; 1.78%
356 Nancy Circle                                                                             of the Fund
Vacaville, CA 95687-6667

Pershing, LLC                                      B                3,180.663          8.54% of Class B; 1.49%
P.O. Box 2052                                                                                of the Fund
Jersey City, NJ 07303-9998

Dominic Dimascia                                   B                3,951.145          10.61% of Class B; 0.29%
Carol Dimascia                                                                               of the Fund
324 Ridge Avenue
Wrightstown, PA 18940-0000

Lauretta Dimascia                                  B                3,390.232          9.10% of Class B; 0.25%
2002 E. Ontario Street                                                                       of the Fund
Philadelphia, PA 19134-0000

Citigroup Global Markets Inc.                      C               180,234.127        81.51% of Class C; 14.38%
333 West 34th Floor, Street 3rd                                                              of the Fund
New York, NY 10001

Merrill Lynch Pierce Fenner & Smit                 C               18,886.107          8.54% of Class C; 2.68%
4800 Deer Lake Drive, E. 3rd Floor                                                           of the Fund
Jacksonville, FL 32246-6484

Michael F. Hirner                                  C               11,556.742          5.23% of Class C; 0.84%
360 Primrose Road                                                                            of the Fund
Burlingame, CA 94010-4005

Gartmore Global Asset Management                   I                 173.263            100% of Institutional
1200 River Road, Suite 1000                                                            Class; 0.01% of the Fund
Conshohocken, PA 19428-2436

SECURITY OWNERSHIP OF MANAGEMENT

As of the Record Date, as a group, the directors and officers of the Company owned more than 1% of the Class A shares of the Fund as follows:

           NAME AND ADDRESS
          OF BENEFICIAL OWNER             NUMBER OF SHARES BENEFICIALLY OWNED           PERCENTAGE OWNERSHIP OF CLASS/FUND
          -------------------             -----------------------------------           ----------------------------------
CLASS A
-------

Mark P. Bronzo                                        72,237.756                   6.55% of Class A; 5.31% of the Fund
94 North Broadway
Irvington, NY 10533

James S. Carluccio                                    20,189.023                   1.83% of Class A; 1.48% of the Fund
94 North Broadway
Irvington, NY 10533

PRINCIPAL UNDERWRITER AND ADMINISTRATOR

The Fund's principal underwriter is Gartmore Distribution Services, Inc., 1200 River Road, Conshohocken, Pennsylvania 19428. The Fund's administrator is Gartmore SA Capital Trust (the "Administrator") 94 North Broadway, Irvington, New York 10533. The Administrator has entered into a sub-administration agreement and sub-transfer agent agreement with BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219.

OTHER BUSINESS

The Board of Directors of the Company does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

PROPOSALS TO BE SUBMITTED BY SHAREHOLDERS

The Company does not hold regular annual meetings. All proposals by shareholders of the Company which are intended to be presented at a future meeting of the Company's shareholders should be sent to the Fund at 94 North Broadway, Irvington, New York 10533.

PROXY SOLICITATION

The Adviser or an affiliate will pay all of the expenses associated with this liquidation, including the costs of preparation and filing of SEC documents, preparation and mailing of proxies, and associated legal fees and accounting fees. Proxies may also be solicited personally by officers of the Fund and by regular employees of Gartmore or its affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by Gartmore for out-of-pocket expenses incurred in this connection. Therefore, expenses of the Meeting will include costs of (i) preparing, assembling and mailing material in connection with the solicitation, (ii) soliciting proxies by officers or employees, personally or by telephone or telegraph and (iii) reimbursing brokerage houses, banks and other fiduciaries. The Fund has also retained Management Information Services Corp. ("MIS"), 60 Research Road, Hingham, MA 02043, a proxy solicitation firm, to assist in the printing and vote tabulation and, if necessary, solicitation of proxies for the Meeting, for a fee of approximately $3000, together with reimbursement of such firm's expenses, all of which will be borne by the Adviser and not the Fund.

October 20, 2005

                                                                       EXHIBIT A

                         GARTMORE MUTUAL FUNDS II, INC.

                       PLAN OF DISSOLUTION AND LIQUIDATION

     The following Plan of Dissolution and Liquidation (the "Plan") of Gartmore Mutual Funds II, Inc., a corporation organized and existing under the laws of the State of Maryland (the "Company"), which has operated since July 27,1999 as an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), is intended to accomplish the complete dissolution and liquidation of the Company in conformity with the provisions of the Maryland General Corporation Law (the "MGCL"). The Gartmore Focus Fund (the "Fund") is the sole portfolio of the Company.

     WHEREAS, the Company's Board of Directors has deemed that in its judgment it is advisable and in the best interests of the Company and its shareholders to dissolve and liquidate the Company and at a meeting of the Board of Directors held on September 9, 2005, has considered and adopted this Plan as the method of dissolving and liquidating the Company and has directed that this Plan be submitted to shareholders of the Company for approval;

     NOW, THEREFORE, the dissolution and liquidation of the Company shall be carried out in the manner hereinafter set forth:

     1. EFFECTIVE DATE OF PLAN. The Plan shall be and become effective only upon
(a) the adoption and approval of the Plan at a meeting of shareholders called for the purpose of voting upon the Plan by the affirmative vote of a "majority of the outstanding voting securities" of the Company, which means the affirmative vote of the lesser of (i) 67% or more of the shares of the Company entitled to vote thereon present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding shares of the Company entitled to vote thereon are present or represented by proxy, or (ii) more than 50% of the total outstanding shares of the Company entitled to vote thereon, and (b) the satisfactory resolution in the sole discretion of the Board of Directors of any and all claims pending against the Company and its Board of Directors. The date of such adoption and approval of the Plan by shareholders and resolution of all pending claims, if any, is hereinafter called the "Effective Date."

     2. NOTICE TO CREDITORS. Upon approval of the Plan, the Company shall mail notice to its known creditors at their addresses as shown on the Company's records.

     3. DISSOLUTION. As promptly as practicable, consistent with the provisions of the Plan, the Company shall be dissolved in accordance with the laws of the State of Maryland and the Company's charter.

     4. CESSATION OF BUSINESS. After the Effective Date of the Plan, the Company shall cease its business as an investment company and shall not engage in any business activities except for the purpose of paying, satisfying, and discharging any existing debts and obligations, collecting and distributing its assets, and doing all other acts required to liquidate and wind up its business and affairs and will dissolve in accordance with the Plan.

     5. RESTRICTION OF TRANSFER AND REDEMPTION OF SHARES. The proportionate interests of shareholders in the assets of the Company shall be fixed on the basis of their respective stockholdings at the close of business on the Effective Date. On the Effective Date, the books of the Company shall be closed. Thereafter, unless the books of the Company are reopened because the Plan cannot be carried into effect under the laws of the State of Maryland or otherwise, the shareholders' respective interests in the Company's assets shall not be transferable.

     6. LIQUIDATION OF ASSETS. After the event in clause (a) in Section 1 hereof, the Board of Directors may authorize the commencement of the sale of portfolio securities and the investment of the proceeds of such sale in investment grade short-term debt securities denominated in U.S. dollars. As soon as is reasonable and practicable after the Effective Date of the Plan, or as soon thereafter as practicable depending on market conditions and consistent with the terms of the Plan, all portfolio securities of the Gartmore Focus Fund not already converted to U.S. cash or U.S. cash equivalents shall be converted to U.S. cash or U.S. cash equivalents.

     7. PAYMENTS OF DEBTS. As soon as practicable after the Effective Date of the Plan, the Company shall determine and shall pay, or set aside in U.S. cash or U.S. cash equivalents, the amount of all known or reasonably ascertainable liabilities of the Company incurred or expected to be incurred prior to the date of the liquidating distribution provided for in Section 8, below.

     8. LIQUIDATING DISTRIBUTIONS. In accordance with Section 331 of the Internal Revenue Code of 1986, as amended, the distribution of the Fund's assets is expected to be made in up to two cash payments in complete cancellation of all the outstanding shares of capital stock of the Fund. The first distribution of the Fund's assets (the "First Distribution") is expected to consist of cash representing substantially all the assets of the Fund, less an estimated amount necessary to discharge any (a) unpaid liabilities and obligations of the Fund on the Fund's books on the First Distribution date, and (b) liabilities as the Board of Directors shall reasonably deem to exist against the assets of the Fund on the Fund's books. A second distribution (the "Second Distribution"), if necessary, is anticipated to be made within 90 days after the First Distribution and will consist of cash from any assets remaining after payment of expenses, the proceeds of any sale of assets of the Fund under the Plan not sold prior to the First Distribution and any other miscellaneous income to the Fund.

     Alternatively to the above, the Fund may, if eligible, treat all or a portion of such amounts required to be distributed as an income dividend or capital gain distribution on account of the Fund's final taxable year as having been paid out as a part of the liquidation distributions made to the Fund's shareholders in complete liquidation of the Fund. Any such liquidation distributions (in lieu of an income dividend or capital gain distribution) would be treated by Fund shareholders as received in a sale or exchange of their Fund shares.

     Each shareholder not holding stock certificates of the Fund will receive liquidating distributions equal to the shareholder's proportionate interest in the net assets of the Fund. Each shareholder holding stock certificates of the Fund will receive a confirmation showing such shareholder's proportionate interest in the net assets of the Fund with an advice that such shareholder will be paid in cash upon return of the stock certificate. All shareholders will receive information concerning the sources of the liquidating distribution.

     If the Board of Directors is unable to make distributions to all of the Fund's shareholders because of an inability to locate shareholders to whom distributions are payable, the Board of Directors may create, in the name and on behalf of the Fund, a company with a financial institution and, subject to applicable abandoned property laws, deposit any of the Fund's remaining assets in such company for the benefit of the shareholders that cannot be located. The expenses of such company shall be charged against the assets therein.

     9. EXPENSES OF THE DISSOLUTION AND LIQUIDATION. GMFCT, GSA and their affiliates shall bear all of the expenses incurred by the Company in carrying out this Plan including, but not limited to, all printing, legal, accounting, custodian and transfer agency fees, and the expenses of any reports to or meeting of shareholders whether or not the liquidation contemplated by this Plan is effected.

     10. POWER OF BOARD OF DIRECTORS. The Board of Directors and, subject to the direction of the Board of Directors, the Company's officers shall have authority to do or authorize any or all acts and things as provided for in the Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including, without limitation, the execution and filing of all certificates, documents, information returns, tax returns, forms, and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of the 1940 Act or any other applicable laws.

     The death, resignation or other disability of any director or any officer of the Company shall not impair the authority of the surviving or remaining directors or officers to exercise any of the powers provided for in the Plan.

     11. AMENDMENT OR ABANDONMENT OF PLAN. The Board of Directors shall have the authority to authorize such non-material variations from or non-material amendments of the provisions of the Plan (other than the terms of the liquidating distributions) at any time without shareholder approval, if the Board of Directors determines that such action would be advisable and in the best interests of the Company and its shareholders, as may be necessary or appropriate (i) to marshal the assets of the Company; (ii) to effect the dissolution, complete the liquidation and terminate the existence of the Company; (iii) to distribute the net assets of the Company to shareholders in accordance with the laws of the State of Maryland and (iv) to effect the purposes to be accomplished by the Plan. If any variation or amendment appears necessary and in the judgment of the Board of Directors materially and adversely will affect the interests of the Company's shareholders, such variation or amendment will be submitted to the Company's shareholders for approval. In addition, the Board of Directors may abandon this Plan, with shareholder approval, prior to the filing of the Articles of Dissolution, if it determines that abandonment would be advisable and in the best interests of the Company and its shareholders.

     12. DE-REGISTRATION UNDER THE 1940 ACT. As soon as practicable after the liquidation and distribution of the Fund's assets, the Fund shall prepare and file a Form N-8F with the Securities and Exchange Commission (the "SEC") in order to de-register the Fund under the 1940 Act. The Fund shall also file, if required, a final Form N-SAR (a semi-annual report) with the SEC.

     13. ARTICLES OF DISSOLUTION. As soon as practicable after the Effective Date, but in no event sooner than 20 days after delivery of the notice required by Section 2 of this Plan (unless the Company has no known creditors) and pursuant to the MGCL, the Fund shall prepare and file Articles of Dissolution with and for acceptance by the Maryland State Department of Assessments and Taxation.

     14. APPRAISAL RIGHTS. Shareholders will not be entitled to appraisal rights under Maryland law in connection with the Plan.

                                   DETACH HERE

                         GARTMORE MUTUAL FUNDS II, INC.

              SPECIAL MEETING OF SHAREHOLDERS -- NOVEMBER 30, 2005

               THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS

The undersigned hereby appoints Mark P. Bronzo, Joseph C. O'Connor and Daniel W. Portanova, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned at the Special Meeting of Shareholders of Gartmore Mutual Funds II, Inc. to be held at the offices of Gartmore Separate Accounts LLC, 94 North Broadway, New York on Wednesday, November 30, 2005, at 10:00 a.m., Eastern time, and at any adjournments thereof, upon the matters set forth in the Notice of Meeting and Proxy Statement dated October 20, 2005 and upon all other matters properly coming before said Meeting.

Please indicate your vote by an "X" in the appropriate box on the reverse side. This proxy, if properly executed, will be voted in the manner directed by the shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. Please refer to the Proxy Statement for a discussion of the Proposal.

-------------------------------------------- -----------------------------------
         HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?
-------------------------------------------- -----------------------------------

-------------------------------------------- -----------------------------------

-------------------------------------------- -----------------------------------

-------------------------------------------- -----------------------------------

-------------------------------------------- -----------------------------------

SEE REVERSE SIDE          (CONTINUED, AND TO BE SIGNED          SEE REVERSE SIDE
                        AND DATED, ON THE REVERSE SIDE.)

Proxy Tabulator
PO Box 9112
Farmingdale, NY 11735

                                    TO VOTE BY INTERNET

1)       Read the Proxy Statement and have the proxy card below at hand.
2)       Go to Website www.proxyvote.com
3)       Follow the instructions provided on the website.

                                    TO VOTE BY TELEPHONE

1)       Read the Proxy Statement and have the proxy card below at hand.
2)       Call 1-800-690-6903
3)       Follow the instructions.

                                    TO VOTE BY MAIL

1)       Read the Proxy Statement.
2)       Check the appropriate boxes on the proxy card below.
3)       Sign and date the proxy card.
4)       Return the proxy card in the envelope provided.

         Shareholders requiring more information regarding Internet or Telephone Voting should call 800-711-6270.

                                   DETACH HERE

                       THE BOARD OF DIRECTORS UNANIMOUSLY
                      RECOMMENDS A VOTE "FOR" THE PROPOSAL.


1.   Approval of the dissolution and liquidation of the      2.    The persons named as proxies are authorized to
     Company as set forth in the Plan of Dissolution and           vote in their discretion on any other business as
     Liquidation adopted by the Board of Directors.                may properly come before the Meeting.

     [ ]               [ ]                   [ ]
     FOR             AGAINST               ABSTAIN

Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature: ________________________ Date: ____________       Signature: ________________________ Date: ____________
Please Sign Within Box                                       Signature (Joint Owners)